SUPPLEMENT DATED OCTOBER 15, 2009
TO

PROSPECTUS DATED MAY 21, 2007
FOR MFS REGATTA NY

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
SUN LIFE (N.Y.) VARIABLE ACCOUNT C

The following new investment option will be added to the above-captioned prospectus on December 4, 2009. As a result, the list of the available investment options is supplemented by the addition of the following investment option and corresponding investment management disclosure:

Large-Cap Equity Funds
MFS® Massachusetts Investors Growth Stock Portfolio

Massachusetts Financial Services Company serves as investment adviser to the Fund.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Regatta (NY)                                                                                                                                           2009